THE COMPANY	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
THE COMPANY
NOTE 1	THE COMPANY

Newmont Mining Corporation and its affiliates and subsidiaries (collectively, “Newmont” or the “Company”) predominantly operates in the mining industry, focused on the production of and exploration for gold and copper. The Company has significant assets in the United States, Australia, Peru, Indonesia, Ghana, New Zealand, Mexico, and Suriname. The cash flow and profitability of the Company’s operations are significantly affected by the market price of gold, and to a lesser extent, copper. The prices of gold and copper are affected by numerous factors beyond the Company’s control.

References to “A$” refers to Australian currency, “C$” to Canadian currency and “NZ$” to New Zealand currency.